UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2025

Dyne Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39509	36-4883909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Trapelo Road Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 786-8230

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DYN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Dyne Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on May 30, 2025. The following is a summary of the matters voted on at that meeting.

a)
The stockholders of the Company elected Edward Hurwitz and Dirk Kersten as Class II directors, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders and until his respective successor has been duly elected and qualified. The results of the stockholders’ vote with respect to such matter were as follows:

Name	For	Withheld	Broker Non-Votes
Edward Hurwitz	62,904,718	27,406,392	15,360,066
Dirk Kersten	58,322,540	31,988,570	15,360,066

b)
The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote, on a non-binding advisory basis, with respect to such matter were as follows:

For	Against	Abstain	Broker Non-Votes
74,412,453	15,817,102	81,555	15,360,066

c)
The stockholders of the Company recommended, on a non-binding advisory basis, that future advisory votes on the compensation of the Company’s named executive officers be held every year. The results of the stockholders’ vote, on a non-binding advisory basis, with respect to such matter were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
90,207,687	2,183	80,421	20,819	15,360,066

After taking into consideration the foregoing voting results, the Company currently intends to hold future advisory votes, on the compensation of the Company’s named executive officers every year.

d)
The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
105,567,007	19,843	84,326

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNE THERAPEUTICS, INC.

Date: June 5, 2025	By:	/s/ John G. Cox
		Name:	John G. Cox
		Title:	President and Chief Executive Officer